Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Apr 2,
2005
Chicken Sales:
United States
Prepared Foods:
Foodservice	$415,015
Retail	$68,028
Total Prepared Foods	$483,043

Fresh Chicken:
Foodservice	$375,164
Retail	$149,076
Total Fresh Chicken	$524,241
Export and Other
Prepared Foods	$15,149
Chicken-Other	$68,350
Total Export and Other	$83,499
Total U.S. Chicken	$1,090,782

Mexico:	$90,889
Total Chicken Sales	$1,181,671

Total Prepared Foods	498,192

Turkey Sales:
Prepared Foods:
Foodservice	$17,529
Retail	$8,166
Total Prepared Foods	$25,695

Fresh Turkey:
Foodservice	$3,897
Retail	$6,988
Total Fresh Turkey	$10,885
Export and Other
Prepared Foods	$281
Turkey-Other	$467
Total Export and Other	$748

Total Turkey Sales	$37,328

Total Prepared Foods	$25,976

Sale of Other Products
U.S.	$148,138
Mexico	$8,184
Total Other Products	$156,323
Total Net Sales	$1,375,321

Apr 2,
2005

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	38.0%
Retail	6.2%
Total Prepared Foods	44.2%

Fresh Chicken:
Foodservice	34.4%
Retail	13.7%
Total Fresh Chicken	48.1%
Export and Other
Prepared Foods	1.4%
Chicken-Other	6.3%
Total Export and Other	7.7%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	46.9%
Retail	21.9%
Total Prepared Foods	68.8%

Fresh Turkey:
Foodservice	10.4%
Retail	18.7%
Total Fresh Turkey	29.1%
Export and Other
Prepared Foods	0.8%
Turkey-Other	1.3%
Total Export and Other	2.1%
Total U.S. Turkey	100.0%

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	04/02/05	04/03/04

Income Statement Data:
Net sales	$1,375,321	$1,384,908
Non-recurring recoveries	-	(68)
Gross margin	158,484	123,397
Selling, general and administrative expenses	69,529	61,886
Operating income (loss)	88,955	61,511
Interest expense, net	9,318	13,524
Miscellaneous, net	(10,956)	1,449
Income (loss) before income taxes and extraordinary charge	90,593	46,545
Income tax expense (benefit)	34,204	13,594
Income (loss) before extraordinary charge	56,389	32,951
Extraordinary charge - net of tax	-	-
Net income (loss)	$56,389	$32,951

Per Common Share Data:
Income (loss) before extraordinary charge	$0.85	$0.50
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$0.85	$0.50
Cash dividends	$0.015	$0.015
Book value	$15.35	$12.62

Balance Sheet Summary:
Working capital	$492,251	$325,602
Total assets	$2,269,536	$2,148,048
Notes payable and current maturities of long-term debt	$8,501	$12,331
Long-term debt, less current maturities	$523,404	$643,298
Total debt	$531,905	$655,629
Senior secured debt (included in Total Debt)	$-	$255,629
Total stockholders' equity	$1,026,116	$840,193

Cash Flow Summary:
Operating cash flow	$5379	$41,063
Depreciation & amortization (a)	$33,777	$33,087
Capital expenditures	$27,994	$19,429
Business acquisitions	$-	$1,343
Financing activities, net	$(3,150)	$(71,381)

Cashflow Ratios:
EBITDA (b)	$133,108	$92,668
EBITDA (last four qtrs.)	$478,126	$247,934

Key Indicators (as a percentage of net sales):
Gross margin	11.5%	8.9%
Selling, general and administrative expenses	5.1%	4.5%
Opertaing income (loss)	6.5%	4.4%
Interest expense, net	0.7%	1.0%
Net income (loss)	4.1%	2.4%

(a) Includes amortization of capitalized financing costs of approximately	580	488

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$56,389	$32,951
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	34,204	13,594
Interest expense, net	9,318	13,524
Depreciation and amortization	33,777	33,087
Minus:
Amortization of capitalized financing costs	580	488
EBITDA	$133,108	$92,668

Pilgrim's Pride Corporation
Sales Segments
for Quarter Ended:

Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and (2) a producer of turkey products.
Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	4/2/2005
Net Sales to Customers:	(In thousands	)
Chicken and Other Products:
United States	$1,238,921
Mexico	99,072
Sub-total	1,337,993
Turkey	37,328
Total	$1,375,321

Operating Income:
Chicken and Other Products:
United States	$83,596
Mexico	10,843
Sub-total	94,439
Turkey	(5,484)
Non-recurring recoveries	-
Total	$88,955

Depreciation and Amortization: (a)
Chicken and Other Products:
United States	$29,939
Mexico	3,062
Sub-total	33,001
Turkey	776
Total	$33,777

Total Assets:
Chicken and Other Products:
United States	$1,929,367
Mexico	246,309
Sub-total	2,175,676
Turkey	93,860
Total	$2,269,536

Capital Expenditures:
Chicken and Other Products:
United States	$26,596
Mexico	$1,125
Sub-total	27,721
Turkey	$273
Total	$27,994

(a) Includes amortization of capitalized financing costs of approximately	$580

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	04/02/05	4/3/2004
United States
Chicken Operations:
U.S. Chicken Sales (000's)	$1,090,782	$1,068,201
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8156	$0.8257
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8545	$0.8500

U.S. Chicken Net Pounds Produced (000's)	1,337,413	1,293,636
U.S. Chicken Pounds Sold (000's)	1,276,456	1,256,635

Other Operations:
Other Sales (000's)	148,139	166,805

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,238,921	1,235,006

U.S. Chicken & Other Operating Income (000's)	83,596	69,855
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	6.75%	5.66%

Turkey

U.S. Turkey Sales (000's)	37,328	54,110
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.0938	$0.5853
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$1.1362	$0.9953

U.S. Turkey Operating Income (000's)	(5,484)	(11,341)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-14.69%	-20.96%

U.S. Turkey Net Pounds Produced (000's)	34,128	92,456
U.S. Turkey Pounds Sold (000's)	32,852	54,367

U.S. Summary

U.S. Sales (000's)	1,276,249	1,289,116
U.S. Cost of Sales (000's)	1,134,670	1,174,197
U.S. Gross Margin (000's)	141,579	114,919
U.S. Gross Margin as a percent of U.S. Sales	11.09%	8.91%

U.S. Selling, General and Administrative Expenses (000's)	63,467	56,405
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.97%	4.38%

U.S. Operating Income (000's)	78,112	58,514
U.S. Operating Income as a percent of U.S. Sales	6.12%	4.54%

Mexico
Chicken Operations:
Mexico Chicken Sales (000's) ©	90,888	88,957
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6066	$0.5760

Mexico Other Operations:
Mexico Other Sales (000's)	8,184	6,835

Mexico Chicken Operating Income (000's)	10,843	2,997
Mexico Operating Income as a percent of Mexico Chicken Sales	10.94%	3.13%

Mexico Net Pounds Produced (000's)	149,844	154,432

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,181,670	1,157,158
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7945	$0.7991
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8285	$0.8201

Chicken Net Pounds Produced from all Divisions (000's)	1,487,257	1,448,068
Chicken Pounds Sold from all Divisions (000's)	1,426,300	1,411,067

Other Operations:
Other Sales (000's)©	156,323	173,640

Totals All Operations:
Total Net Sales (000's)	1,375,321	1,384,908
Total Cost of Sales (000's)	1,216,837	1,261,511
Gross Margin from all operations (000's)	158,484	123,397
Gross Margin from all operations as a percent of Total Net Sales	11.52%	8.91%

Total Selling, General and Administrative Expenses (000's)	69,529	61,886
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.06%	4.47%

Operating Income from all operations (000's)	88,955	61,511
Operating Income from all operations as a percent of Total Net Sales	6.47%	4.44%

Avian Influenza Reimbursement (000's)	-	-
Vitamin Settlements (000's)	-	-
Total Adjustments (000'S)	-	-

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	88,955	61,511
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	6.47%	4.44%